UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 18, 2003


                       CCC INFORMATION SERVICES GROUP INC.

             (Exact name of registrant as specified in its chapter)

           Delaware                    000 - 28600               54-1242469
(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of  incorporation)                                       Identification No.)


                           World Trade Center Chicago
                              444 Merchandise Mart
                             Chicago, Illinois 60654

                    (Address of Principal Executive Offices)

                        ---------------------------------

                                  312-222-4636

              (Registrant's telephone number, including area code)

                        ---------------------------------


ITEM 5. OTHER EVENTS
--------------------

On November 18, 2003, CCC Information Services Group Inc. (the "Company") sent a notice to its directors and executive officers informing them that the CCC Information Services Inc. 401(k) Retirement Savings and Investment Plan (the "Plan") will be moving to a new service provider. During the transition to the new service provider, which runs from December 5, 2003 through the week of December 29, 2003, the Company's directors and executive officers will be prohibited from engaging in any transactions in equity securities of the Company acquired in connection with service to or employment with the Company. A copy of the notice is attached as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Financial Statements of Business Acquired

     Not Applicable.

(b)  Pro Forma Financial Information

     Not Applicable.

(c)  Exhibits

     99.1 Notice to Directors and Executive Officers of CCC Information Services Group Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 18, 2003             CCC INFORMATION SERVICES GROUP INC.


                                     By:  /s/ Githesh Ramamurthy
                                          -----------------------
                                          Chief Executive Officer





                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
------          -----------

99.1 Notice to Directors and Executive Officers of CCC Information Services Group Inc.